                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ____________



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  July 18, 1996


                          Dean Witter, Discover & Co.
- --------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


              Delaware               1-11758           36-3145972
- --------------------------------------------------------------------------------
          (State or other          (Commission      (I.R.S. Employer
          jurisdiction of          File Number)     Identification No.)
          incorporation)





               Two World Trade Center, New York, New York   10048
               --------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code:(212) 392-2222
                                                          --------------



- --------------------------------------------------------------------------------
            (Former name or address, if changed since last report.)
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     ITEM 5.  OTHER EVENTS
     ---------------------

          On July 18, 1996, Dean Witter, Discover & Co. (the "Registrant") released financial information with respect to the quarter and six months ended June 30, 1996. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     ---------------------------------------------------------------------------

          99.1 Press release of the Registrant dated June 18, 1996 containing financial information for the quarter and six months ended June 30, 1996.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                         DEAN WITTER, DISCOVER & CO.
                         ---------------------------
                                (Registrant)



                         By:    /s/ Ronald T. Carman
                            ------------------------
                                    Ronald T. Carman
                                    Senior Vice President



Dated:  July 18, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                          DEAN WITTER, DISCOVER & CO.



                                    EXHIBITS
                              TO CURRENT REPORT ON
                          FORM 8-K DATED JULY 18, 1996



                                                  Commission File Number 1-11758

                                 Exhibit Index
                                 -------------


Exhibit No.  Description
- -----------  -----------

99.1         Press release of the Registrant dated
             July 18, 1996 containing financial
             information for the quarter and six months ended June 30, 1996.

                                                                    EXHIBIT 99.1



                                      -6-